Exhibit 99.1

Lucid Files Resale Prospectus Supplement

NEWARK, Calif., August 12, 2026 -- Lucid Group, Inc. (Nasdaq: LCID), maker of the world’s most advanced electric vehicles, today announced that it has filed a prospectus supplement with the Securities and Exchange Commission to register for resale up to (i) 55,000 shares of its Series C Convertible Preferred Stock, (ii) 51,651,489 shares of its Class A Common Stock that may be issued upon conversion of the Series C Convertible Preferred Stock as of June 30, 2026, and (iii) 24,038,462 shares of its Class A Common Stock.

No new shares will be issued or sold by Lucid in connection with this resale prospectus supplement. The shares were registered solely to fulfill Lucid’s contractual obligations to (i) Ayar Third Investment Company, an affiliate of the Public Investment Fund, with respect to shares of Series C Convertible Preferred Stock issued to Ayar in a private placement, and (ii) SMB Holding Corporation, a subsidiary of Uber Technologies, Inc., with respect to shares of Class A Common Stock issued to SMB in a private placement.

Registration of these shares does not mean that the holders will offer or sell any of their securities. In fact, SMB is subject to transfer restrictions with respect to its shares until October 2027, and Ayar is subject to transfer restrictions with respect to its Series C Convertible Preferred Stock and any shares of Class A Common Stock issuable upon conversion thereof until April 2027. The Series C Convertible Preferred Stock is also subject to the conversion terms and other conditions set forth in its Certificate of Designations.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of Lucid’s securities, nor shall there be any sale of Lucid’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Lucid Group

Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The award-winning Lucid Air and Lucid Gravity deliver best-in-class performance, sophisticated design, expansive interior space and unrivaled energy efficiency. Lucid assembles both vehicles in its state-of-the-art, vertically integrated factories in Arizona and Saudi Arabia. Through its industry-leading technology and innovations, Lucid is advancing the state-of-the-art of EV technology for the benefit of all.

Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timing of the sale of shares of Lucid’s Series C Convertible Preferred Stock and common stock. Actual events and circumstances may differ from these forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties. Among those risks and uncertainties are market conditions and risks relating to Lucid’s business, including those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. Accordingly, undue reliance should not be placed upon the forward-looking statements.